UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2024

APPLE HOSPITALITY REIT, INC.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-37389	26-1379210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

814 East Main Street
Richmond, Virginia		23219
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 804 344-8121

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	APLE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Apple Hospitality REIT, Inc. (which is referred to below as the “Company”) is filing this report in accordance with Items 8.01 of Form 8-K.

Item 8.01 Other Events.

The Company is seeking shareholder approval of its 2024 Omnibus Incentive Plan (the “2024 Plan”) at its upcoming 2024 Annual Meeting of Shareholders (the “Annual Meeting”). If the Company's shareholders approve the 2024 Plan at the Annual Meeting, the 2024 Plan will supersede and replace the Company's 2014 Omnibus Incentive Plan (the “2014 Plan”). To provide the Company's shareholders further clarity as to the potential dilution that could result from the 2014 Plan and the proposed 2024 Plan, the Company is providing the following information regarding its outstanding shares and the remaining share reserves and outstanding equity awards under the 2014 Plan, each as of the March 26, 2024 record date (“Record Date”) for the Annual Meeting.

•
As of the Record Date, 5,145,772 common shares, no par value, of the Company (“Common Shares”) remained available for issuance under the 2014 Plan.
•
As of the Record Date, the number of Common Shares subject to outstanding awards under the 2014 Plan was 1,057,961, which includes 404,476 restricted Common Shares awarded and subject to time vesting on December 13, 2024, and further includes 653,485 Common Shares, which represents an estimated number of Common Shares based on target performance with respect to performance-based awards authorized under the 2014 Plan in February 2024, which awards are outstanding but not yet earned or vested under the 2014 Plan.
•
As of the Record Date, no stock options have been granted under the 2014 Plan.
•
In 2008, the Company adopted the Apple REIT Nine, Inc. 2008 Non-Employee Directors Stock Option Plan (the “Directors’ Plan”). The Directors’ Plan was terminated effective upon the listing of the Company’s Common Shares on the NYSE on May 18, 2015. No further grants can be made under the Directors’ Plan. As of the Record Date, the number of stock options that remain unexercised and outstanding under the Directors’ Plan was 37,382 with a weighted average exercise price of $20.50 and a weighted average remaining term of 0.2 years.
•
As of the Record Date, the Company had a total of 242,346,188 Common Shares outstanding.
•
Since the Record Date, the Company has not granted any additional awards under the 2014 Plan and will not grant any additional awards under the 2014 Plan unless the 2024 Plan is not approved. Only if the 2024 Plan is not approved by the Company's shareholders would the Company issue additional awards under the 2014 Plan.

If the 2024 Plan is approved by the shareholders at the Company's Annual Meeting, the total number of Common Shares that will be available for issuance under the 2024 Plan will be 7,250,000.

The following table provides a summary of the above information:

Type of Shares	Number of Awards
New Common Shares requested under the 2024 Plan	7,250,000
Available Common Shares remaining under the 2014 Plan	5,145,772
Common Shares subject to outstanding awards under the 2014 Plan	1,057,961

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple Hospitality REIT, Inc.

By:	/s/ Justin G. Knight
Justin G. Knight
Chief Executive Officer

April 26, 2024